UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K
____________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  September 13, 2018
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FINJAN HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
 ____________________

Delaware	000-33304	20-4075963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	2000 University Avenue, Suite 600, East Palo Alto, CA	94303
	(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-282-3228

(Former name or former address, if changed since last report)
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.  Other Events.

On September 13, 2018, Finjan Holdings, Inc. (the “Company”) and its wholly-owned subsidiary, Finjan, Inc. (“Finjan”), announced that Finjan will try to a jury one of its claims of infringement against Juniper Network, Inc. (“Juniper”). The matter is before the Honorable William Alsup (Case No. 3:17-cv-05659-WHA) in the Northern District Court of California, San Francisco.

The Court ordered a jury trial limited to four issues raised in Finjan’s Motion: (1) whether the Accused Products meet the database limitation of Claim 10; (2) Juniper’s Section 101 invalidity defense; (3) Juniper’s Section 287 defense on damages; and (4) the extent of Finjan’s damages resulting from Juniper’s infringement. The jury trial is scheduled for December 10, 2018 (Docket No. 193).

On June 7, 2018, Finjan filed a Motion for Summary Judgment of Infringement of Claim 10 of U.S. Patent No. 8,677,494 (the “’494 Patent”) (“Finjan’s Motion”) by Juniper’s SRX Gateway network appliances and Sky ATP cloud-based scanning systems (the “Accused Products”). At issue was whether the Accused Products embodied all the claim limitations of Claim 10 of the ‘494 Patent, namely, a receiver, a scanner, a list of suspicious computer operations, a database manager, and a database. Juniper opposed Finjan’s Motion on three grounds: (1) non-infringement; (2) invalidity based on unpatentable subject matter and indefiniteness; and (3) Finjan’s failure to mark (i.e., notice of infringement).

On August 31, 2018, the Court entered its order on Finjan’s Motion titled, “Order Granting in Part Early Motion for Summary Judgment on ‘494 Patent” (Docket No. 189), as follows:

On the issue of infringement, the Court found that there was no dispute of material facts that the Accused Products met the list of suspicious computer operations, scanner, and database manager limitations. The Court, however, determined that factual disputes exist on whether the Accused Products comprised a database. The parties did not dispute the existence of a receiver. On the issue of invalidity, the Court rejected Juniper’s “indefiniteness” contention, and reserved for trial on whether Claim 10 of the ‘494 Patent comprises patent eligible subject matter. Lastly, on the issue of notice and damages under Section 287 (Marking) requirements, the Court deferred the issue for a jury to decide.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this current report on Form 8-K and the exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Item 9.01.  Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated September 13, 2018, entitled “Finjan and Juniper Network Heading to Mini-Trial December 10, 2018 – Trial Limited to Four Issues on Juniper’s Infringement of Finjan’s ‘494 Patent.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINJAN HOLDINGS, INC.

Date: September 13, 2018	By:	/s/ Philip Hartstein
Philip Hartstein
President & Chief Executive Officer